Other income and other net gains (Tables)	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Disclosure of other operating income expense

	2024	2023	2022
Continuing operations
Government subsidies (note)	$—	$108	$535
Bank interest income	2,039	3,924	472
Dividend income	—	—	10
Net foreign exchange gains/(losses)	320	330	(663)
Sundry income	386	145	76
	$2,745	$4,507	$430
Notes: The Group has recognized various subsidies granted by the governments in different jurisdictions, including:
(i)funding support of $72 and $235 from the Employment Support Scheme (the “ESS”) under the Anti-epidemic Fund set up by The Government of Hong Kong Special Administrative Region during the years ended December 31, 2023 and 2022, respectively. The purpose of the funding was to provide financial support to enterprises to retain their employees who would otherwise be made redundant. Under the terms of the grant, the Group was required not to make redundancies during the subsidy period and to spend all the funding on paying wages to the employees; and
(ii)funding support of $36 and $300 from the Job Creation Scheme from the Hong Kong Institute of Human Resource Management (the “HKIHRM”) under the Anti-epidemic Fund set up by The Government of Hong Kong Special Administrative Region during the years ended December 31, 2023 and 2022, respectively. Under the Job Creation Scheme, employers who are HKIHRM members which created job positions are eligible to apply for salary government grants.